UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2007.

GOLDEN PATRIOT, CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33065 (Commission File Number)	98-0216152 (IRS Employer Identification No.)

626 Reckson Plaza, Uniondale, NY (Address of principal executive offices)	11556 (Zip Code)

Registrant's telephone number, including area code 516-522-2823

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 3.02 below

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

Secured Convertible Notes and Warrants Financing

On December 19, 2007, we closed a $200,000.00 financing transaction pursuant to a written Securities Purchase Agreement (the “Securities Purchase Agreement”), dated December 19, 2007, that we entered into with AJW Partners, LLC; AJW Master Fund, Ltd.; and New Millennium Capital Partners II, LLC (collectively, the “Purchasers”).

On December 19, 2007, in connection with the Securities Purchase Agreement, we issued $200,000.00 principal amount of 8% callable secured convertible notes and warrants to purchase 15,000,000 shares of our common stock at an exercise price of $.03 per share, exercisable until December 19, 2014, in exchange for $200,000.00 cash from the Purchasers.  The 8% callable secured convertible notes have three-year terms and are convertible into shares of our common stock at a variable conversion price equal to the “Applicable Percentage” multiplied by the “Market Price.”  The “Applicable Percentage” is, initially, defined in those notes as 50%, provided that such percentage will be increased to 55% if a registration statement on Form SB-2 (the “Registration Statement”) is filed within 30 days of December 19, 2007, and increased to 60% if the Registration Statement is declared effective by the SEC within 120 days of December 19, 2007.  The “Market Price” is defined in those notes as the average of the lowest three trading prices for our common stock during the 20 trading day period prior to conversion. Upon an event of default, the amounts due and payable pursuant to those notes are immediately due and payable at an amount equal to the greater of (i) 140% of the then outstanding principal amount of those notes, plus interest and (ii) the “parity value” defined as (a) the highest number of shares of our common stock issuable upon conversion of those notes multiplied by (b) the highest closing price for our common stock during the period beginning on the date of the occurrence of the event of default and ending one day prior to the demand for prepayment due to the event of default. Payment of the amounts due and payable pursuant to those notes is secured by a first lien on all of our assets, including all of our intellectual property.

Subject to certain terms and conditions set forth therein, those notes are redeemable by us at a redemption price of between 120% to 140% of the outstanding principal amount of those notes, plus interest.  In addition, so long as the average daily price of our common stock is below the initial market price (as defined in those notes), we may prepay a monthly portion due on the outstanding notes and the Purchasers have agreed that no conversions will take place during such month when this option is exercised by us.

In the Registration Rights Agreement between us and the Purchasers, we agreed to register for resale by the Purchasers all of the shares of our common stock issuable upon exercise of all the warrants held by Purchasers and 2.25 multiplied by the number of shares of our common stock that are then issuable upon conversion of all of the 8% callable secured convertible notes held by the Purchasers.  We agreed to file the Registration Statement with the SEC with respect to such resale within 30 days of the execution of the Securities Purchase Agreement and we also agreed that the Registration Statement should be declared by the SEC to be effective within 120 days of the date of execution of the Securities Purchase Agreement.

On April 12, 2006, we entered into a written Securities Purchase Agreement with AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC, pursuant to the provisions of which we received from those entities financing in the total amount $2,000,000 on the terms and subject to conditions very similar to the terms and conditions of the Securities Purchase Agreement and those callable secured convertible notes, except that the interest rate on those 8% earlier callable secured convertible notes is 6%. The indebtedness evidence by those 6% callable secured convertible notes is convertible on the same terms and subject to the same conditions specified in the 8% callable secured convertible notes described above.

Currently, we may not have sufficient shares of our common stock authorized to register for resale all of the shares of our common stock issuable upon exercise of all the warrants (including the earlier warrants) and 2.25 multiplied by the number of shares of our common stock that are then issuable upon conversion of all of the (i) 6% callable secured convertible notes and (ii) 8% callable secured convertible notes. If necessary, we will solicit the shareholder consent needed to increase the number of our authorized shares of common stock.

In connection with the offer and sale of those 8% callable secured convertible  notes and those warrants, we engaged Envision Capital LLC (“Envision”)  as a finder for the transaction. Envision will receive a ten percent (10%) cash commission on the sale of those notes, as well as warrants to purchase as many as 1,5000,000  shares of our common stock for a period of 7 years at an exercise price of $0.003 per share.

We understand that the Purchasers are “accredited investors” and that the issuance of our securities to three of the Purchasers is exempt from registration pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended (the “Act”). We understand that the other Purchaser is a “non U.S. person,” and that the issuance of our securities to that Purchaser is exempt from registration pursuant to Regulation S promulgated pursuant to the Act.  No advertising or general solicitation was used in offering the securities to the Purchasers.

The securities issued to the Purchasers were not registered pursuant to the Act and may not be offered or sold in the United States without registration, or an applicable exemption from registration, pursuant to the Act.

We currently anticipate that the proceeds from the transaction contemplated by the Securities Purchase Agreement will be used to pay our to pay our general and administrative expenses and consulting fees.  We may allocate those proceeds among those uses, in our sole discretion.

The paragraphs above describe certain of the material terms of the financing transaction with the Purchasers. Such description is not a complete description of the material terms of that financing transaction and is qualified in its entirety by reference to the agreements and other documents entered into in connection with that transaction, which are included as exhibits to this current report.

On January 31, 2008, we issued 2% callable secured convertible notes in the total amount of $200,000 to AJW Partners, LLC; AJW Master Fund, Ltd.; and Millennium Capital Partners II, LLC. The purpose of those 2% callable secured convertible notes is to resolve and evidence our promise to pay that interest which has occurred pursuant to the provisions of those 6% callable secured convertible notes. The principal indebtedness evidenced by the provisions of those 2% callable secured convertible notes accrues interest at the rate of 2% per annum and any amount of principal or interest payable pursuant to 2% those callable secured convertible notes which is not paid when due and payable shall accrue interest at the rate of 15% per annum. Interest payable pursuant to those callable secured convertible notes is due and payable on March 31, June 30t September 30, and December 31 of each year during the term of those 6% callable secured convertible notes. The principal amounts of those 2% callable secured convertible notes are due and payable on January 31, 2011.

The indebtedness evidenced by the provisions of those 2% callable secured convertible notes is convertible into shares of our common stock, on the terms and subject to the conditions of the 8% callable secured convertible notes and 6% callable secured convertible notes which are specified previously in this report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIAPL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 14, 2008, Negar Towfigh resigned as our secretary. On January 14, 2008, we appointed Steven Goldberg, one of our directors, as our secretary.

ITEM 8.01.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, the registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Securities Purchase Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners, LLC; Master Fund, Ltd.; and New Millennium Capital Partners II, LLC.
Exhibit10.2	Investor Registration Rights Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners, LLC; Master Fund, Ltd.; and New Millennium Capital Partners II, LLC.
Exhibit 10.3	Intellectual Property Security Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners; LLC, Master Fund, Ltd.; and New Millennium Capital Partners II, LLC.
Exhibit 10.4	Security Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners, LLC; Master Fund, Ltd.; and New Millennium Capital Partners II, LLC.
Exhibit 10.5	Form of Callable Secured Convertible Note, dated December 19, 2007.
Exhibit 10.6	Form of Stock Purchase Warrant, dated December 19, 2007.
Exhibit 10. 7	Resignation Letter from Negar Towfigh, dated January 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 6, 2008

GOLDEN PATRIOT, CORP.

By:  /s/ Bradley Rudman
Name:  Bradley Rudman
Title:     President & Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 10.1	Securities Purchase Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners, LLC; and New Millennium Capital Partners II, LLC.
Exhibit 10.2	Investor Registration Rights Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners, LLC; Master Fund, Ltd.; and New Millennium Capital Partners II, LLC.
Exhibit 10.3	Intellectual Property Security Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners, LLC; Master Fund, Ltd; and New Millennium Capital Partners II, LLC.
Exhibit 10.4	Security Agreement, dated December 19, 2007, between Golden Patriot, Corp. and AJW Partners, LLC; Master Fund, Ltd.; and New Millennium Capital Partners II, LLC.
Exhibit 10.5	Form of Callable Secured Convertible Note, dated December 19, 2007.
Exhibit 10.6	Form of Stock Purchase Warrant, dated December 19, 2007.
Exhibit 10.7	Resignation Letter from Negar Towfigh dated January 14, 2008

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